Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended June 30, 2011

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations Analysis	4
Consolidated Statements of Cash Flows	5
Selected Balance Sheet Account Detail	7
Schedule of Capitalization, Dividends and Liquidity	8
Selected Investment Data	9
Schedule of Securities Carried at Fair Value	11
Schedule of Loan Assets	12
Net Operating Income from Consolidated Properties	14
Schedule of Interest and Dividends	15
Consolidated Properties – Selected Property Data	16
Equity Investments – Selected Property Data	18
Preferred Equity Investments – Selected Property Data	21
Consolidated Properties – Operating Summary	22
Equity Investments – Operating Summary	23
Consolidated Debt Summary	24
Equity Investments Debt Summary	25
Lease Expiration Summary	27
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	28
Supplemental Definitions	29
Investor Information	30

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
ASSETS
Investments in real estate, at cost
Land	$36,495	$36,495	$37,142	$21,460	$20,659
Buildings and improvements	273,964	273,071	271,357	236,500	229,132
	310,459	309,566	308,499	257,960	249,791
Less: accumulated depreciation	(40,168)	(38,084)	(36,232)	(34,416)	(33,279)
Investments in real estate, net	270,291	271,482	272,267	223,544	216,512

Cash and cash equivalents	51,344	21,240	45,257	102,919	37,913
Restricted cash held in escrows	9,152	30,648	8,593	8,889	8,574
Loans receivable, net	153,437	105,390	110,395	77,964	53,395
Accounts receivable, net of allowances of $453, $378, $262, $293 and $430, respectively	14,110	12,534	12,402	12,560	11,870
Securities carried at fair value	7,613	14,695	33,032	29,893	43,754
Loan securities carried at fair value	5,418	14,132	11,981	6,454	4,673
Preferred equity investments	10,155	4,034	4,010	3,972	3,951
Equity investments	95,169	106,606	81,937	92,691	82,907
Other receivables, net	-	8,459	-	-	-
Lease intangibles, net	24,681	25,651	26,821	24,496	23,218
Deferred financing costs, net	1,346	1,479	1,158	1,217	1,366
Assets held for sale	3,702	3,710	2,275	3,096	2,180
Deposits	-	-	-	-	4,100
TOTAL ASSETS	$646,418	$620,060	$610,128	$587,695	$494,413

LIABILITIES
Mortgage loans payable	$210,751	$212,155	$230,443	$211,773	$213,375
Series B-1 Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference; 852,000 shares authorized and outstanding at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, and June 30, 2010	21,300	21,300	21,300	21,300	21,300
Secured financing	15,150	15,150	-	-	-
Revolving line of credit	-	33,875	25,450	25,450	-
Accounts payable and accrued liabilities	12,322	11,982	12,557	9,852	8,670
Dividends payable	5,385	4,441	4,431	4,424	3,481
Deferred income	1,016	1,206	150	33	38
Below market lease intangibles, net	2,312	2,503	2,696	2,348	2,514
Liabilities of held for sale assets	620	537	33	-	-
TOTAL LIABILITIES	268,856	303,149	297,060	275,180	249,378

COMMITMENTS AND CONTINGENCIES

NON-CONTROLLING REDEEMABLE PREFERRED INTEREST
Series C Cumulative Convertible Redeemable Preferred Shares, $25 per share liquidation preference, 144,000 shares authorized and outstanding at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010	3,221	3,221	3,221	3,221	3,221
Total non-controlling redeemable preferred interest	3,221	3,221	3,221	3,221	3,221

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Common Shares, $1 par, unlimited shares authorized; 32,897,554, 27,088,347, 27,030,186, 26,981,888, and 21,181,499 issued and outstanding at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 respectively	32,898	27,088	27,030	26,982	21,181
Additional paid-in capital	626,472	570,208	569,586	569,121	507,440
Accumulated distributions in excess of net income	(299,721)	(298,045)	(300,782)	(300,219)	(299,584)
Accumulated other comprehensive loss	-	-	(63)	(93)	(73)
Total Winthrop Realty Trust Shareholders’ Equity	359,649	299,251	295,771	295,791	228,964
Non-controlling interests	14,692	14,439	14,076	13,503	12,850
Total Equity	374,341	313,690	309,847	309,294	241,814
TOTAL LIABILITIES AND EQUITY	$646,418	$620,060	$610,128	$587,695	$494,413

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenue
Rents and reimbursements	$11,234	$9,435	$22,220	$18,755
Interest, dividends and discount accretion	5,094	3,590	14,766	6,799
	16,328	13,025	36,986	25,554
Expenses
Property operating	3,987	1,818	8,032	3,767
Real estate taxes	1,087	340	2,342	1,060
Depreciation and amortization	3,312	2,371	6,793	4,671
Interest	3,963	3,666	8,576	7,317
General and administrative	2,758	1,916	5,282	3,823
State and local taxes	48	85	77	99
	15,155	10,196	31,102	20,737
Other income (loss)
Earnings from preferred equity investments	158	85	241	168
Equity in income (loss) of equity investments	2,875	(392)	1,520	(919)
Realized gain on sale of securities carried at fair value	7	78	131	773
Unrealized (loss) gain on securities carried at fair value	(723)	(750)	163	1,790
Unrealized gain on loan securities carried at fair value	34	3,625	2,847	3,012
Interest income	443	40	536	77
	2,794	2,686	5,438	4,901

Income from continuing operations	3,967	5,515	11,322	9,718

Discontinued operations
Income (loss) from discontinued operations	90	(764)	137	(517)

Consolidated net income	4,057	4,751	11,459	9,201
Income attributable to non-controlling interest	(329)	(175)	(533)	(420)
Net income attributable to Winthrop Realty Trust	3,728	4,576	10,926	8,781
Income attributable to non-controlling redeemable preferred interest	(58)	(58)	(117)	(171)
Net income attributable to Common Shares	$3,670	$4,518	$10,809	$8,610

Comprehensive income
Consolidated net income	$4,057	$4,751	$11,459	$9,201
Change in unrealized (loss) gain on available for sale securities	-	(5)	-	2
Change in unrealized (loss) gain on interest rate derivative	-	(28)	63	12
Comprehensive income	$4,057	$4,718	$11,522	$9,215

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Per Common Share data - Basic
Income from continuing operations	$0.11	$0.25	$0.36	$0.44
Loss from discontinued operations	-	(0.04)	-	(0.03)
Net income attributable to Winthrop Realty Trust	$0.11	$0.21	$0.36	$0.41

Per Common Share data - Diluted
Income from continuing operations	$0.11	$0.25	$0.36	$0.44
Loss from discontinued operations	-	(0.04)	-	(0.03)
Net income attributable to Winthrop Realty Trust	$0.11	$0.21	$0.36	$0.41

Basic Weighted-Average Common Shares	32,573	21,175	29,841	20,888
Diluted Weighted-Average Common Shares	32,574	21,177	29,842	21,412

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS ANALYSIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Reconciliation of Net Income to Funds from Operations (FFO):

Basic
Net income attributable to Winthrop Realty Trust	$3,728	$4,576	$10,926	$8,781
Real estate depreciation	2,086	1,508	4,204	3,014
Amortization of capitalized leasing costs	1,226	894	2,591	1,719
Real estate depreciation and amortization of unconsolidated interests	2,376	2,266	4,639	4,400
Less: Non-controlling interest share of depreciation and amortization	(789)	(799)	(1,581)	(1,584)
Funds from operations	8,627	8,445	20,779	16,330
Series C preferred dividends	(58)	(58)	(117)	(171)
Allocation of earnings to Series B-1 Preferred Shares	-	(26)	-	(31)

Allocation of earnings to Series C Preferred Shares	(9)	(43)	(60)	(162)
FFO applicable to Common Shares - Basic	$8,560	$8,318	$20,602	$15,966
Weighted-average Common Shares	32,573	21,175	29,841	20,888
FFO Per Common Share - Basic	$0.26	$0.39	$0.69	$0.76

Diluted
Funds from operations (per above)	$8,627	$8,445	$20,779	$16,330
Series C Preferred Shares Dividend	(58)	-	(117)	-
Allocation of earnings to Series B-1 Preferred Shares (1)		(26)	-	(31)
Allocation of earnings to Series C Preferred Shares	(9)	-	(60)	-
FFO applicable to Common Shares	$8,560	$8,419	$20,602	$16,299

Weighted-average Common Shares (per above)	32,573	21,175	29,841	20,888
Stock options (2)	1	2	1	2
Convertible Series C Preferred Shares (3)	-	257	-	522
Diluted weighted-average Common Shares	32,574	21,434	29,842	21,412
FFO Per Common Share - Diluted	$0.26	$0.39	$0.69	$0.76

(1)	The Trust's Series B-1 Preferred Shares were considered anti-dilutive for the three and six monthsended June 30, 2011 and 2010.
(2)	The Trust's stock options were considered dilutive for the three and six months ended June 30, 2010.
(3)	The Trust's Series C Preferred Shares were considered anti-dilutive for the three and six months endedJune 30, 2011 and were considered dilutive for the three and six months ended June 30, 2010 .

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2011	2010
	(unaudited)	(unaudited)
Cash flows from operating activities
Net income	$11,459	$9,201
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amortization of deferred financing costs)	4,629	3,307
Amortization of lease intangibles	2,337	1,369
Straight-lining of rental income	(709)	708
Loan discount accretion	(8,793)	(3,742)
Discount accretion received in cash	8,540	-
Earnings of preferred equity investments	(241)	(168)
Distributions of income from preferred equity investments	60	229
(Income) losses of equity investments	(1,520)	919
Distributions of income from equity investments	3,813	2,254
Restricted cash held in escrows	1,359	1,656
Gain on sale of securities carried at fair value	(131)	(773)
Unrealized gain on securities carried at fair value	(163)	(1,790)
Unrealized gain on loan securities carried at fair value	(2,847)	(3,012)
Tenant leasing costs	(581)	(2,349)
Impairment loss on real estate held for sale	-	1,000
Bad debt expense (recovery)	191	(250)
Net change in interest receivable	(161)	(113)
Net change in accounts receivable	(1,131)	2,116
Net change in accounts payable and accrued liabilities	1,068	1,307
Net cash provided by operating activities	17,179	11,869
Cash flows from investing activities
Investments in real estate	(4,139)	(1,753)
Investment in equity investments	(59,562)	(12,873)
Investment in preferred equity investments	(3,942)	-
Proceeds from sale of equity investments	6,000	-
Return of capital distribution from equity investments	26,130	-
Purchase of securities carried at fair value	(568)	(1,856)
Proceeds from sale of securities carried at fair value	26,281	13,174
Proceeds from sale of available for sale securities	-	205
Proceeds from payoff of loan securities	8,748	-
Restricted cash held in escrows	(1,417)	(2,171)
Issuance and acquisition of loans receivable	(44,161)	(26,451)
Proceeds from sale of loans receivable	-	3,000
Collection of loans receivable	12,717	12
Deposits on acquisition of loans receivable	-	(4,100)
Net cash used in investing activities	(33,913)	(32,813)
Cash flows from financing activities
Proceeds from mortgage loans payable	11,000	-
Principal payments of mortgage loans payable	(30,692)	(3,392)
Proceeds from revolving line of credit	27,324	-
Payment of revolving line of credit	(52,774)	-
Proceeds from note payable	15,150	-
Restricted cash held in escrows	(501)	1,446
Deferred financing costs	(612)	(164)
Contribution from non-controlling interest	277	519
Distribution to non-controlling interest	(194)	(200)
Issuance of Common Shares through offering	61,386	-
Issuance of Common Shares under Dividend Reinvestment Plan	1,368	1,180
Dividend paid on Common Shares	(8,794)	(6,746)
Dividend paid on Series C Preferred Shares	(117)	(279)
Net cash provided by (used in) financing activities	22,821	(7,636)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, continued)
(Unaudited)

	Six Months Ended
	June 30,
	2011	2010
	(unaudited)	(unaudited)

Net increase (decrease) in cash and cash equivalents	6,087	(28,580)
Cash and cash equivalents at beginning of period	45,257	66,493
Cash and cash equivalents at end of period	$51,344	$37,913
Supplemental Disclosure of Cash Flow Information
Interest paid	$8,865	$7,216
Taxes paid	$47	$98

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$5,346	$3,442
Dividends accrued on Series C Preferred Shares	$39	$39
Capital expenditures accrued	$172	$165
Loan securities carried at fair value	$662	$-
Loans receivable	$(11,184)	$-
Preferred equity investments	$(2,022)	$-
Equity investments	$12,544	$-

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Operating Real Estate
Land	$36,495	$36,495	$37,142	$21,460	$20,659
Buildings and improvements
Buildings	251,632	251,632	252,625	221,761	217,793
Building improvements	12,824	12,358	11,841	11,223	6,995
Furniture and Fixtures	827	815	815	-	-
Tenant improvements	8,681	8,266	6,076	3,516	4,344
	310,459	309,566	308,499	257,960	249,791
Accumulated depreciation and amortization	(40,168)	(38,084)	(36,232)	(34,416)	(33,279)
Total Operating Real Estate	$270,291	$271,482	$272,267	$223,544	$216,512

Accounts Receivable
Straight-line rent receivable	$9,438	$9,075	$8,729	$8,563	$8,234
Other	4,672	3,459	3,673	3,997	3,636
Total Accounts Receivable	$14,110	$12,534	$12,402	$12,560	$11,870

Securities Carried at Fair Value
REIT Debentures	$-	$-	$-	$-	$15,907
REIT Preferred Shares	4,333	10,547	28,547	28,252	25,922
REIT Common Shares	3,280	4,148	4,485	1,641	1,925
Total Securities Carried at Fair Value	$7,613	$14,695	$33,032	$29,893	$43,754

Equity Investments
Marc Realty Portfolio (9 Properties)	$43,735	$62,493	$62,150	$62,080	$61,000
Vintage Housing Holdings (25 Properties)	25,452	-	-	-	-
Sealy Ventures Properties (3 Properties)	10,798	10,444	11,904	13,152	14,102
WRT-ROIC Riverside (Retail Loan)	7,883	7,883	7,883	7,883	7,805
LW SOFI (Sofitel Hotel Loan)	6,022	-	-	-	-
RE-CDO Management	1,250	-	-	-	-
46th Street Gotham (Gotham Hotel Loan)	20	7,949	-	-	-
Lakeside/Eagle	9	17,837	-	-	-
PSW-NYC	-	-	-	9,576	-
Total Equity Investments	$95,169	$106,606	$81,937	$92,691	$82,907

Preferred Equity Investments
180 North Michigan (Marc Realty)	$4,118	$4,034	$4,010	$3,972	$3,951
450 West 14th Street (High Line)	6,037	-	-	-	-
Total Preferred Equity Investments	$10,155	$4,034	$4,010	$3,972	$3,951

Non-Controlling Interests
Westheimer (Houston, TX)	$10,340	$10,053	$9,780	$9,521	$9,279
River City / Marc Realty (Chicago, IL)	3,442	3,458	3,280	2,870	2,597
One East Erie/ Marc Realty (Chicago, IL)	503	497	557	584	586
1050 Corporetum / Marc Realty (Lisle, IL)	253	278	322	386	388
Deer Valley / Fenway (Deer Valley, AZ)	154	153	137	142	-
Total Non-Controlling Interests	$14,692	$14,439	$14,076	$13,503	$12,850

The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets as of June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Debt
Mortgage loans payable	$210,751	$212,155	$230,443	$211,773	$213,375
Series B-1 Preferred Shares	21,300	21,300	21,300	21,300	21,300
KeyBank line of credit	-	33,875	25,450	25,450	-
Secured financing	15,150	15,150	-	-	-
Total Debt	247,201	282,480	277,193	258,523	234,675

Non-Controlling Redeemable
Preferred Interest
Series C Preferred Shares	3,221	3,221	3,221	3,221	3,221

Equity
Common Shares	359,649	299,251	295,771	295,791	228,964
Non-controlling ownership interests	14,692	14,439	14,076	13,503	12,850
Total Equity	374,341	313,690	309,847	309,294	241,814

Total Capitalization	$624,763	$599,391	$590,261	$571,038	$479,710

Common Dividend Per Share

June 30,	March 31,	December 31,	September 30,	June 30,
2011	2011	2010	2010	2010

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Cash and cash equivalents	$51,344	$21,240	$45,257	$102,919	$37,913
Securities carried at fair value	7,613	14,695	33,032	29,893	43,754
Available under line of credit	50,000	16,125	9,550	9,550	35,000
Total Liquidity and Credit Facility	$108,957	$52,060	$87,839	$142,362	$116,667

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
June 30, 2011
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 12-13, Consolidated Property Data on pages 16-17, and Equity Investment Property Data on pages 18-20.

Cash	Amount
Cash and cash equivalents	$51,344

REIT Securities	Cost	Fair Value
REIT Preferred shares	$1,877	$4,333
REIT Common shares	2,935	3,280

Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value		Extended Maturity Date
Beverly Hills Hilton - B Note	Hotel	Libor + 1.74%	$ 5,250	$ 9,578	$ 10,000		08/09/11
Sealy Northwest Atlanta - Whole Loan	Office	8.00%	20,641	20,641	20,641		11/01/11
Sofitel - Mezzanine Loan - Equity Investment (1)	Hotel	Libor + 1.85%	67,610	68,134	71,530		2/1/2012
Westwood - Whole Loan	Office	11.00%	3,604	3,604	3,604		04/30/12
Magazine - Mezzanine	Multi Family	Libor + 1.23%	17,525	17,695	20,000		07/09/12
Moffet Towers - B Note	Office	Libor + 6.48%	22,947	22,947	22,947		07/31/12
160 Spear - B Note	Office	9.75%	3,410	8,578	15,000	(2)	06/09/13
160 Spear - Mezzanine Loan	Office	15.00%	4,800	4,800	4,800		06/09/13
Legacy Orchard -Corporate Loan	Corporate Loan	15.00%	9,750	9,750	9,750	(2)	10/31/14
San Marbeya - Whole Loan	Multi Family	5.88%	26,598	26,598	30,713		01/01/15
CDH CDO LLC - Unsecured Loan	n/a	12.00%	740	740	740	(3)	12/30/15
Rockwell - Mezzanine Loan	Industrial	12.00%	247	247	1,494		05/01/16
8 South Michigan - Mezzanine	Office	8.00%	4,910	4,910	4,910	(4)	05/31/16
11 East Adams - Mezzanine	Office	8.00%	2,265	2,265	2,265	(3)	05/31/16
29 East Madison - Mezzanine	Office	8.00%	5,370	5,370	5,370		05/31/16
500-512 Seventh Ave - B Note	Office	7.19%	9,683	9,916	11,520		07/11/16
180 North Michigan - Mezzanine Loan	Office	8.50%	2,609	2,609	2,609		12/31/16
Wellington Tower - Mezzanine Loan	Mixed use	6.79%	2,352	2,493	3,501		07/11/17
WBCMT Series 2007 Tranche L - CMBS	Hotel	Libor + 1.75%	161	79	1,130		06/09/12
2600 West Olive - Rake Bonds	Office	Libor+0.65% to 1.60%	1,500	5,339	6,364		02/28/13

(1) Amounts shown represent 100% of the investment balance at the venture level.
(2) Amount represents Borrowers Discounted Payoff Option amount .
(3) Loan repaid in full by borrower subsequent to June 30, 2011.
(4) Loan partially repaid by approximately $1,800 subsequent to June 30, 2011.

Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation	Type	Stated Interest Rate	Cost, less Principal Repaid	Carrying Amount (before accrued interest)	Par Value	Extended Maturity Date

Riverside -B Note - 50 % Owned Equity Investment	Retail	12.00%	7,800	7,800	7,800	12/01/12

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2011
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis	Cost per Square Foot or Unit		Debt Balance
Deer Valley, AZ	97%	Office	82,000	$ 10,260	$ 125	per sf	$ -	(1)
Englewood, CO (Crossroads I)	100%	Office	118,000	7,811	66	per sf	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	8,353	71	per sf	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	25,254	140,300	per unit	23,875

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis	Cost per Square Foot		Debt Balance
Atlanta, GA	100%	Retail	61,000	$ 4,638	$ 76	per sf	$ -	(1)
Denton, TX	100%	Retail	46,000	2,699	59	per sf	-	(1)
Greensboro, NC	100%	Retail	47,000	3,801	81	per sf	-	(1)
Louisville , KY	100%	Retail	47,000	3,099	66	per sf	-	(1)
Memphis, TN	100%	Retail	47,000	1,397	30	per sf	-	(1)
Seabrook, TX	100%	Retail	53,000	2,012	38	per sf	-	(1)
Amherst, NY	100%	Office	200,000	19,618	98	per sf	15,901
Andover, MA	100%	Office	93,000	8,328	90	per sf	-	(1)
Chicago, IL (One East Erie / Marc Realty)	80%	Office	126,000	25,453	202	per sf	20,672
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,233	64	per sf	8,900
Houston, TX (Westheimer)	8%	Office	614,000	69,543	113	per sf	58,445
Indianapolis, IN (Circle Tower)	100%	Office	111,000	8,198	74	per sf	4,207
Lisle, IL (550 Corporetum)	100%	Office	169,000	20,910	124	per sf	16,879
Lisle, IL (Arboretum)	100%	Office	67,000	8,949	134	per sf	6,894
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,045	75	per sf	5,600
Orlando, FL	100%	Office	256,000	17,290	68	per sf	38,396
Plantation, FL	100%	Office	133,000	12,935	97	per sf	10,982
South Burlington, VT	100%	Office	56,000	3,407	61	per sf	-	(1)
Jacksonville, FL	100%	Warehouse	587,000	12,341	21	per sf	-	(1)
Churchill, PA	100%	Mixed Use	1,008,000	13,883	14	per sf	-

(1) These properties collateralize our revolving line of credit.

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carrying Amount
Marc Realty (9 Equity Investments)	Var	Office	1,407,000	$ 43,735
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	10,798
Vintage Housing Holdings	75%	Multi- Family	4,167 Units	25,452

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Equity Investment Carrying Amount
450 West 14th Street	Var	Office	102,000	$ 6,037
180 North Michigan	70%	Office	29,000	4,118

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Preferred shares	$2,067	$4,333	$5,646	$10,547	$15,757	$28,547	$14,867	$28,252
REIT Common shares	2,935	3,280	2,935	4,148	3,590	4,485	1,223	1,641
Total securities carried at fair value	$5,002	$7,613	$8,581	$14,695	$19,347	$33,032	$16,090	$29,893

Securities carried at fair value are comprised of REIT debentures, preferred shares, and common shares for which the Trust has elected the fair value option.

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010

Net unrealized gain (loss)	$(689)	$3,699	$2,198	$3,071	$2,875

Net realized gain (loss)	$7	$124	$439	$(185)	$78

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location	Position	Interest Rate	Carrying Amount (1) June 30, 2011	Par Value		Maturity Date (2)	Senior Debt (3)
Loans Receivable
Beverly Hilton	Dec 2009	Hotel	Beverly Hills, CA	B Note	Libor + 1.74%	$ 9,590	10,000		08/09/11	$ 166,000
Sealy Northwest Atlanta	Jun 2011	Office	Atlanta, GA	Whole	8.00%	20,678	20,641		11/01/11	-
Westwood	Oct 2010	Office	Phoenix, AZ	Whole	11.00%	3,637	3,604		04/30/12	-
Magazine	Jun 2011	Multi Family	Florida	Mezzanine	Libor + 1.23%	17,712	20,000		07/09/12	120,000
Moffett Tower	Oct 2010	Office	Sunnyvale, CA	B Note	Libor + 6.48%	23,099	22,947		07/31/12	116,394
160 Spear	Jun 2009	Office	San Francisco, CA	B Note	(5)	8,662	15,000	(4)	06/09/13	35,000
160 Spear	Various	Office	San Francisco, CA	Mezzanine	15.00%	4,844	4,800		06/09/13	50,000
				Corporate
Legacy Orchard	Oct 2010	Corporate Loan	n/a	Loan	15.00%	9,750	9,750	(4)	10/31/14	-
San Marbeya	Jul 2010	Multi Family	Tempe, AZ	Whole	5.88%	26,748	30,713		01/01/15	-
CDH CDO LLC	Feb 2011	Various	Various	Unsecured	12.00%	742	740	(6)	12/30/15	318,525
Rockwell	Aug 2010	Industrial	Shirley, NY	Mezzanine	12.00%	262	1,494		05/01/16	16,880
8 South Michigan	Jun 2011	Office	Chicago, IL	Mezzanine	8.00%	4,942	4,910	(7)	05/31/16	3,785
11 East Adams	Jun 2011	Office	Chicago, IL	Mezzanine	8.00%	2,280	2,265	(6)	05/31/16	9,999
29 East Madison	Jun 2011	Office	Chicago, IL	Mezzanine	8.00%	5,405	5,370		05/31/16	10,867
500-512 7th Ave	Jul 2010	Office	New York, NY	B Note	7.19%	9,962	11,520		07/11/16	253,673
180 N. Michigan	Various	Office	Chicago, IL	(8)	8.50%	2,617	2,609		12/31/16	17,850
Wellington Tower	Dec 2009	Mixed use	New York, NY	Mezzanine	6.79%	2,507	3,501		07/11/17	22,500
Total Loans Receivable						$ 153,437	$ 169,864
Loan Securities Carried at Fair Value
WBCMT 2007	Dec 2009	Hotel	Various	CMBS	Libor + 1.75%	$ 79	$ 1,130		06/09/12	$ 1,468,066
West Olive	Dec 2009	Office	Burbank, CA	Rake Bonds	(9)	5,339	6,364		02/28/13	15,666
Total Loan Securities Carried at Fair Value						$ 5,418	$ 7,494
Equity Investment Loan Assets
Riverside Plaza	Jun 2010	Retail	Riverside, CA	B Note	12.00%	7,883	7,800		12/01/12	54,400
Sofitel Hotel	Jun 2011	Hotel	New York, NY	Mezzanine	Libor + 1.85%	34,067	35,765		02/01/12	110,000
Total Loan Assets of Equity Investments						$ 41,950	$ 43,565

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited, Continued)

Notes to Schedule of Loan Assets

(1)	Carrying amount of loans receivable includes accrued interest of $697 and cumulative discount accretion of $10,056 at June 30, 2011.
(2)	Maturity dates presented are after giving effect to all contractual extensions.
(3)	Senior Debt indicates debt which is secured by the underlying property which is senior to our loan.
(4)	Amount of Par Value is presented at the borrowers discounted payoff option (DPO) amount.
(5)
The Trust holds a B note in this loan. Interest on the B note equals the difference between (i) interest on the entire outstanding loan principalbalance ($73,796 at June 30, 2011) at a rate of 6.48215% per annum less (ii) interest payable on the outstanding principal balance of the A note ($35,000 at June 30, 2011) at a rate of 9.75% per annum. As a result, the effective yield on the Trust’s $3,410 cash investment is 40.8%.

(6)	Loan repaid in full by borrower subsequent to June 30, 2011.
(7)	Loan partially repaid by approximately $1,800 subsequent to June 30, 2011.
(8)	Represents tenant improvement and capital expenditure loans on our Marc Realty preferred equity investment in 180 North Michigan.
(9)	Ranges from Libor + 0.65% to Libor + 1.60%.
(10)	The loan asset carrying amount presented is at Winthrop's 50% ownership of its equity investment.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Rents and reimbursements
Minimum rent	$9,666	$9,624	$9,046	$8,087	$8,713
Deferred rents (straight-line)	363	346	166	330	(109)
Recovery income	1,274	1,147	851	890	745
Less:
Above and below market rents	126	128	155	183	172
Lease concessions and abatements	(195)	(259)	(160)	(247)	(86)
Total rents and reimbursements	11,234	10,986	10,058	9,243	9,435

Rental property expenses
Property operating	3,987	4,045	3,086	1,812	1,818
Real estate taxes	1,087	1,255	520	952	340
Total rental property expenses	5,074	5,300	3,606	2,764	2,158

Net operating income (1)
from consolidated properties	$6,160	$5,686	$6,452	$6,479	$7,277

(1) See definition of non-GAAP measure of Net Operating Income on page 29 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST AND DIVIDENDS
 (In thousands)
(Unaudited)

	Three Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,
	2011	2011	2010	2010	2010
Interest and Dividends by Business Segment:
Loan Assets	$4,976	$9,214	$4,989	$4,185	$2,836
REIT Securities	118	458	392	763	754
Total Interest and Dividends	$5,094	$9,672	$5,381	$4,948	$3,590

Interest and Dividends Detail:
Interest on loan assets	$2,687	$2,710	$2,294	$1,839	$835
Accretion of loan discount	2,289	6,504	2,695	2,346	2,001
Interest and dividends on REIT securities	118	458	392	763	754
Total Interest and Dividends	$5,094	$9,672	$5,381	$4,948	$3,590

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2011
 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Sq Ft	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
					Ingram Micro Systems						10/2013
Amherst, NY (2)	2005	100%	200,000	100%	(2013/2023)	200,000	$ 19,618	$ 98	Fee	$15,901	5.65%
					PAETEC Comm.
Andover, MA	2005	100%	93,000	100%	(2022/2037)	93,000	8,328	90	Fee	(1)	(1)
Chicago, IL					The Gettys Group						03/2016
(One East Erie / Marc	2005	80%	126,000	82%	(2012/2016)	13,000	25,453	202	Fee	20,672	5.75%
Realty)					River North Surgery (2015/ n/a)	15,000
Chicago, IL					Bally Total Fitness						04/2012
(River City / Marc	2007	60%	253,000	72%	(2013/2021)	55,000	16,233	64	Fee	8,900	6.25%
Realty)					ITAV (2024/2029)	35,000
					MCI d/b/a Verizon (2019/2023)	37,000
					United Healthcare
Deer Valley, AZ	2010	96.5%	82,000	78%	(2017/2027)	42,000	10,260	125	Fee	(1)	(1)
					Premier Research Group
					(2016/2026)	13,800
Englewood, CO					RGN-Denver LLC
Crossroads I	2010	100%	118,000	69%	(2015/ 2025)	17,000	7,811	66	Fee	(1)	(1)
Englewood, CO					Catholic Health
Crossroads II	2010	100%	118,000	58%	Initiatives (2011)	30,000	8,353	71	Fee	(1)	(1)
					Spectra Energy						04/2016
Houston, TX	2004	8%	614,000	100%	(2018/2028)	614,000	69,543	113	Fee	58,445	6.34%
Indianapolis, IN					No Tenants						04/2015
(Circle Tower)	1974	100%	111,000	82%	Over 10%	-	8,198	74	Fee	4,207	5.82%
					United Healthcare						06/2016
Lisle, IL	2006	100%	169,000	57%	(2014/ n/a)	41,000	20,910	124	Fee	16,879	6.26%
					ABM Janitorial						06/2016
Lisle, IL	2006	100%	67,000	32%	(2012/2014)	11,000	8,949	134	Fee	6,894	6.26%
Lisle, IL					Ryerson						03/2017
(Marc Realty)	2006	60%	54,000	100%	(2018/2028)	54,000	4,045	75	Fee	5,600	5.55%
					Siemens Real Estate, Inc.						07/2017
Orlando, FL	2004	100%	256,000	100%	(2017/2042)	256,000	17,290	68	Ground Lease	38,396	6.40%
					BellSouth						04/2018
Plantation, FL	2004	100%	133,000	100%	(2020/2035)	133,000	12,935	97	Fee	10,982	6.48%
					Fairpoint Comm.
South Burlington, VT	2005	100%	56,000	100%	(2014/2029)	56,000	3,407	61	Ground Lease	(1)	(1)

Subtotal - Office			2,450,000				241,333			186,876

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
For the Three Months Ended June 30, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Cost Basis	Cost per Square Foot or Unit	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
					The Kroger Co.
Atlanta, GA	2004	100%	61,000	100%	(2016/2026)	61,000	$ 4,638	$ 76	Ground Lease	(1)	(1)
					Fitness Evolution
Denton, TX	2004	100%	46,000	63%	(2012)	29,000	2,699	59	Fee	(1)	(1)
					The Kroger Co.
Greensboro, NC	2004	100%	47,000	100%	(2017/2037)	47,000	3,801	81	Ground Lease	(1)	(1)
					The Kroger Co.
Louisville, KY	2004	100%	47,000	100%	(2015/2040)	47,000	3,099	66	Fee	(1)	(1)
					The Kroger Co.
Memphis, TN	2004	100%	47,000	100%	(2015/2040)	47,000	1,397	30	Fee	(1)	(1)
					The Kroger Co.
Seabrook, TX	2004	100%	53,000	100%	(2015/2040)	53,000	2,012	38	Fee	(1)	(1)

Subtotal Retail			301,000				17,646
Other
Warehouse
					Football Fanatics
Jacksonville, FL	2004	100%	587,000	100%	(2015/2024)	558,000	12,341	$ 21	Fee	(1)	(1)
Mixed Use

Churchill, PA (3)	2004	100%	1,008,000	19%	n/a	-	13,885	14	Ground Lease	-	-
Residential											02/2014
Meriden, CT	2010	100%	180 units	89%	n/a	n/a	25,254	140,300	Fee	23,875	5.83%
Subtotal - Other			1,595,000				51,480			23,875

Total Consolidated Properties			4,346,000				$ 310,459			$ 210,751

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data

(1)	These properties collateralize our revolving line of credit.
(2)
The Amherst, New York office property represents two separate buildings. The ground underlying the properties is leased to us by the local development authority pursuant to a ground lease which requires no payment . Effective October 31, 2013, legal title to the ground will vest with us.

(3)	We currently are in litigation with the former tenant, Viacom, related to the condition of the property .

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA
Three Months Ended June 30, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investments
30 North Michigan,										08/2014
Chicago, IL	2005	50%	221,000	88%	No tenants over 10%	-	12,126	Fee	12,912	5.99%
223 West Jackson,										06/2012
Chicago, IL	2005	50%	168,000	63%	No tenants over 10%	-	7,680	Fee	7,578	6.92%
4415 West Harrison,
Hillside, IL (High Point)					North American Medical					12/2015
	2005	50%	192,000	68%	Mgmt (2015/2020)	20,400	6,244	Fee	4,567	5.62%
2000-60 Algonquin,										02/2013
Shaumburg, IL (Salt Creek)	2005	50%	101,000	65%	No tenants over 10%	-	2,254	Fee	(2)	Libor + 2.75%
1701 E. Woodfield,										09/2015
Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	4,080	Fee	5,694	Libor + 3% (3)
2720 River Rd,										10/2012
Des Plains, IL	2005	50%	108,000	83%	No tenants over 10%	-	4,074	Fee	2,508	6.095%
3701 Algonquin, Rolling					ISACA					02/2013
Meadows IL	2005	50%	193,000	77%	(2018/2024)	29,600	2,820	Fee	10,067	Libor + 2.75%
					Relational Funding
					(2013/ n/a)	27,400
2205-55 Enterprise,					Consumer Portfolio					02/2013
Westchester, IL	2005	50%	130,000	87%	(2014/2019)	18,900	2,827	Fee	(2)	Libor + 2.75%
900-910 Skokie,
Northbrook, IL					MIT Financial Group					08/2011
(Ridgebrook)	2005	50%	119,000	87%	(2016/ n/a)	12,600	1,630	Fee	5,339	Libor + 2% (4)
Subtotal - Marc Realty Portfolio			1,407,000				43,735		60,126

Sealy Venture Portfolio - Equity Investments

Atlanta, GA (5)					Original Mattress					11/2011
(Northwest Atlanta)	2006	77%	472,000	75%	(2020/2025)	57,000	4,119	Fee	20,641	8.0%
Atlanta, GA (6)										11/2016
(Newmarket)	2008	49%	470,000	64%	No tenants over 10%	-	4,604	Fee	37,000	6.12%
Nashville, TN (7)										05/2012
(Airpark)	2007	83%	1,155,000	86%	No tenants over 10%	-	2,075	Fee	74,000	5.77%

Subtotal - Sealy Venture Portfolio			2,097,000				10,798		131,641

(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
Three Months Ended June 30, 2011
(Unaudited)

Description and Location		Year Acquired	Trust’s Ownership	Units	(**) % Leased	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance(1)	Int Rate	Debt Maturity
Vintage Housing Portfolio
Vintage at Bend	Bend, OR	2011	(8)	106	98%		Fee	5,700	SIFMA + 1.65%	12/15/36
Bouquet Canyon Seniors	Santa Clarita, CA	2011	(8)	264	97%		Fee	11,500	7.050%	07/01/28
Vintage at Bremerton	Bremerton, WA	2011	(8)	143	98%		Fee	6,200	SIFMA + 1.65%	03/15/33
Vintage at Burien	Burien, WA	2011	(8)	101	99%		Ground Lease	6,990	SIFMA + 1.53%	01/15/38
Vintage at Chehalis	Chehalis, WA	2011	(8)	150	97%		Fee	8,190	4.650%	06/15/40
Elk Creek Apartments	Sequim, WA	2011	(8)	138	96%		Fee	7,423	6.240%	11/01/39
Vintage at Everett	Everett, WA	2011	(8)	259	98%		Fee	16,815	SIFMA + 1.65%	01/15/38
Falls Creek Apartments	Couer d' Alene, ID	2011	(8)	170	95%		Fee	8,418	6.080%	12/01/40
Forest Creek Apartments	Spokane, WA	2011	(8)	252	93%		Fee	13,680	SIFMA + 1.56%	06/15/40
Hamilton Place Seniors	Bellingham, WA	2011	(8)	94	100%		Fee	3,776	SIFMA + 1.45%	07/01/33
Heritage Place Apartments	St. Ann, MO	2011	(8)	113	96%		Fee	2,363	8.370%	07/19/15
Holly Village Apartments	Everett, WA	2011	(8)	149	96%		Fee	7,325	SIFMA + 1.65%	07/31/32
Larkin Place Apartments	Bellingham, WA	2011	(8)	101	94%		Fee	4,896	SIFMA + 1.46%	07/01/33
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	(8)	154	95%		Fee	8,770	SIFMA + 1.69%	01/15/37
Vintage at Napa	Napa, CA	2011	(8)	115	99%		Fee	6,220	5.163%	06/01/34
Vintage at Richland	Richland, WA	2011	(8)	150	100%		Fee	7,535	SIFMA + 1.63%	01/15/38
Rosecreek Senior Living	Arlington, WA	2011	(8)	100	96%		Fee	3,404	SIFMA + 1.47%	12/31/37
Vintage at Sequim	Sequim, WA	2011	(8)	118	99%		Fee	6,408	SIFMA + 2.00%	03/01/38
Silver Creek Apartments	Pasco, WA	2011	(8)	242	97%		Fee	13,195	SIFMA + 1.64%	12/15/37
Vintage at Silverdale	Silverdale, WA	2011	(8)	240	97%		Fee	14,880	5.730%	09/15/39
Vintage at Spokane	Spokane, WA	2011	(8)	287	98%		Fee	16,295	SIFMA + 1.57%	08/15/40
Seven Hills/ St Rose	Henderson, NV	2011	(8)	244	98%		Fee	14,770	SIFMA + 1.68%	10/15/35
Twin Ponds Apartments	Arlington, WA	2011	(8)	134	95%		Fee	6,963	SIFMA + 1.48%	01/01/38
Vintage at Vancouver	Vancouver, WA	2011	(8)	154	99%		Fee	8,509	SIFMA + 1.67%	01/01/35
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011		189	95%		Fee	10,405	7.150%	01/01/32
Subtotal - Vintage Housing Portfolio				4,167	units	25,452	(9)	220,630

(Continued on Next Page)
SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA (Continued)
Three Months Ended June 30, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	($000's) Equity Investment	($000's) Debt Balance (1)
Operating Property Equity Investments
Marc Realty Portfolio (from Page 18)	see above		1,047,000	$ 43,735	$ 60,126
Sealy Portfolio (from Page 18)	see above		2,097,000	10,798	131,641
Vintage Portfolio (from page 19)	see above		4,167 units	25,452	220,930
Total Operating Property Equity Investments				79,985	412,697
Loan Asset Equity Investments
WRT-ROIC Riverside LLC	2010	50%		7,883
WRT -ROIC Lakeside Eagle LLC (10)	2011	50%		9
WRT -46th Street Gotham LLC (11)	2011	50%		20
LW SOFI (12)	2011	50%		6,022
Other Equity Investment
RE CDO Management (13)	2011	50%		1,250
Total Equity Investments				$ 95,169

(**) Occupancy rates include all signed leases including space undergoing tenant improvements
Notes to Equity Investments - Selected Data
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) Both the 2000-60 Algonquin and 2205-55 Enterprise Road Marc Realty properties are cross collateralized by a mortgage of $11,461 which is included in total debt balance.
(3) An interest rate swap agreement with a notional amount of $5,724 effectively converts the interest rate to a fixed rate of 4.78%
(4) In July 2011 the loan balance was refinanced for $5,400 bears interest at Libor + 2.75% and matures in July 2016.
(5) Equity investment in Sealy Northwest Atlanta consists of 12 flex/office properties.
(6) Equity investment in Sealy Newmarket consists of six flex/office campus style properties.
(7) Equity investment in Sealy Airpark consists of 13 light distribution and service center properties.
(8) The Trust's ownership consists of developer fees and general partner advances and a 75% LLC interest in a joint venture which owns general partnership interests in 25 multifamily and senior housing properties.
(9) Vintage equity investment represents a single equity investment in Vintage Housing Holdings LLC which owns certain receivables and general partnership interests and the basis is not specifically allocated amoung the various lower tier partnerships.
(10) In May 2011 the Trust received repayments on its two non-performing first mortgage loans acquired on March 22, 2011 which the Trust owned through its Lakeside Eagle LLC joint venture.
(11) On May 24, 2011 the Trust received repayment on its performing first mortgage loan acquired on February 23, 2011 which the Trust owned through its WRT-46th Street Gotham LLC joint venture with Atrium.
(12) On June 2, 2011, the Trust entered into a 50/50 joint venture and on June 3rd the joint venture purchased 100% of the economic rights and obligations in a $71,530,000 mezzanine loan collateralized by an interest in the Sofitel hotel in New York City.
(13) On June 29, 2011, the Trust entered into a new 50/50 joint venture and purchased certain collateral management agreements and subordinated interests related to two collateralized debt obligations.

WINTHROP REALTY TRUST
PREFERRED EQUITY INVESTMENTS – SELECTED DATA
Three Months Ended June 30, 2011
(Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate

Preferred Equity Investments

									01/2016
450 West 14th Street									Libor+
New York, NY (High Line)	2011	var	220,000	0%	(3)	$ 6,037	Fee	$ 47,799	2.5%

									03/2013
180 North Michigan									Libor+
Chicago, IL (Marc Realty)	2008	70%	229,000	84%	No tenants over 10%	4,118	Fee	17,850	1.5% (2)

						$ 10,155

(**) Occupancy rates include all signed leases including space undergoing tenant improvements

Notes to Preferred Equity Investments - Selected Data
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) An interest rate swap agreement with a notional amount of $17,515 effectively converts the interest rate to a fixed rate of 4.55%.
(3) Building under construction and approximately 73% pre-leased.

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
Six Months Ended June 30, 2011
 (In thousands, except for Square Footage, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse - ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Impair- ment	Depreciation & Amortization	(Income)Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)

100% Owned Consolidated Properties

Retail	100.0%	6	301,000	$691	$16	$26	$649 $	-	$-	$189	$-	$460
Office	100.0%	10	1,321,000	8,552	2,247	779	5,526	3,107	-	2,885	-	(466)
Other	100.0%	3	1,595,000	3,546	3,637	650	(741)	896	-	999	-	(2,636)
		19	3,217,000	12,789	5,900	1,455	5,434	4,003	-	4,073	-	(2,642)
Partially Owned Consolidated Properties
Chicago, IL
(One East Erie/Marc
Realty)	80.0%	1	126,000	2,454	651	397	1,406	606	-	424	76	300
Chicago, IL
(River City/Marc
Realty)	60.0%	1	253,000	1,906	1,105	321	480	305	-	418	(97)	(146)
Houston, TX
(Multiple LP's)	8.0%	1	614,000	3,948	9	-	3,939	1,873	-	1,396	560	110
Lisle, IL
(Marc Realty)	60.0%	1	54,000	429	156	45	228	162	-	76	(4)	(6)
Phoenix, Arizona
(Deer Valley / Fenway)	96.5%	1	82,000	694	211	124	359	-	-	406	(2)	(45)
		5	1,129,000	9,431	2,132	887	6,412	2,946	-	2,720	533	213
KeyBank mortgage loan
interest expense (2)		-	-	-	-	-	-	165	-	-	-	(165)
Total Consolidated Properties		24	4,346,000	$22,220	$8,032	$2,342	$11,846 $	7,114	$-	$6,793	$533	$(2,594)
Series B-1 Preferred interest expense (3)								782
Other								680
Total								$8,576

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 29 of the supplemental package.
(2)	Represents interest expense on a mortgage loan made by KeyBank collateralized by our various properties.
(3)	Represents interest expense (dividends) on our Series B-1 Preferred Shares treated as debt for GAAP purposes.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Six Months Ended June 30, 2011
 (In thousands, except for Square Footage, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (2)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT' S Share of Net Income / (Loss) from Equity Investments

Marc Realty Portfolio (3)	9	1,407,000	18,992	8,653	2,623	7,716	2,138	(131)	5,400	47	24

Sealy Venture Portfolio	3	2,097,000	7,455	1,823	828	4,804	5,797	9,163	3,192	4,978	2,944

Total Equity
Investment Properties	12	$3,504,000	26,447	$10,476	$3,451	$12,520	$7,935	$9,032	$8,592	$5,025	2,968

Amortization of Marc Realty Portfolio basis differential (1)											(144)
Other-than-temporary impairment - Sealy Portfolio											(3,800)
WRT -ROIC Riverside - Winthrop's share of net income from equity investment											468
WRT -ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment											666
WRT -ROIC 46th Street Gotham-Winthrop's share of net loss from equity investment											621
LW SOFI - Winthrop's share of net income from equity investment											262
Concord - Winthrop's share of net income from equity investment											479
Vintage - Winthrop's share of net income from equity investment											-
Equity in loss of equity investments											$1,520

(1) This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

(2) See definition of Net Operating Income on page 29 of the supplemental package.

(3) Operating results reflect 12 properties through May 31, 2011.

WINTHROP REALTY TRUST
CONSOLIDATED - DEBT SUMMARY
(In thousands, Unaudited)

						Weighted
	Principal		Remaining		Amount	Average
	Outstanding		2011	Maturity	Due at	Maturity
Description	June 30, 2011	Coupon (1)	Repayment	Date	Maturity	(in years)
Fixed rate debt
Secured fixed rate mortgage loans payable
Chicago, IL / River City	$8,900	6.250%	$-	04/2012	$8,900
Amherst, NY	15,901	5.650%	219	10/2013	14,822
Meriden, CT / Newbury	23,875	5.830%	-	02/2014	23,875
Indianapolis, IN / Circle Tower	4,207	5.820%	38	04/2015	3,888
Chicago, IL / Ontario	20,672	5.750%	151	03/2016	19,073
Houston, TX - Note 1	25,000	5.220%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.000%	-	04/2016	8,800
Houston, TX - Note 3	24,645	7.500%	2,022	04/2016	-
Lisle, IL / 550 & 701 Corporetum (2)	23,773	6.260%	23,773	06/2016	-
Lisle, IL / 1050 Corporetum	5,600	5.550%	-	03/2017	5,600
Orlando, FL	38,396	6.400%	264	07/2017	34,567
Plantation, FL	10,982	6.483%	55	04/2018	10,046
Total secured fixed rate mortgage loans payable	210,751	6.059%	26,522		154,571

Other fixed rate secured financing
San Marbeya Participation A note payable	15,150	4.850%	-	01/2015	15,150
Total Fixed Rate Debt/ Wtd Avg	225,901		26,522		169,721	3.92
Floating rate debt
KeyBank Revolving Line of Credit (Libor + 3%)	-	3.240%	-	03/2014	-

Total Consolidated Debt/Wtd Avg	$225,901		$26,522		$169,721	3.92

(1) Libor rate for the quarter used to determine coupon on floating rate debt at June 30, 2011 was 0.19%.
(2) Lisle, IL / 550 & 701 Corporetum Debt was repaid in full in July 2011.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share	Weighted
	Principal	Principal		Remaining		Amount	Average
	Outstanding	Outstanding		2011	Maturity	Due at	Maturity
Description	June 30, 2011	June 30, 2011	Coupon	Repayment	Date	Maturity	(in years)

Fixed rate debt

Sealy:
Northwest Atlanta, Atlanta, GA	20,641	12,385	8.00%	-	11/01/11	12,385
Airpark, Nashville, TN	74,000	37,000	5.77%	-	05/01/12	37,000
Newmarket, Atlanta, GA	37,000	25,160	6.12%	-	11/01/16	25,160

Marc Realty:
223 West Jackson, Chicago, IL	7,578	3,789	6.92%	111	06/01/12	3,554
2720 River Road, Des Plains, IL	2,508	1,254	6.10%	37	10/01/12	1,165
30 North Michigan, Chicago, IL	12,912	6,456	5.99%	94	08/01/14	5,822
4415 West Harrision, Hillside, IL (High Point)	4,567	2,284	5.62%	22	12/01/15	1,638

Vintage Housing:
Larkin Place Apartments - 2nd Mtg	71	53	5.92%	26	05/13/12	-
Heritage Place Apartments	1,833	1,375	8.37%	15	07/19/15	1,239
Bouquet Canyon Seniors	11,500	8,625	7.05%	113	07/01/28	3,674
Vista Sonoma Seniors Apts	10,405	7,804	7.02%	91	01/01/32	2,895
Vintage at Napa	6,220	4,665	5.16%	49	06/01/34	1,886
Vintage at Vancouver - 2nd Mtg	784	588	8.12%	-	01/01/35	-
Twin Ponds Apartments - Series B	1,448	1,086	6.52%	58	01/01/38	-
Hamilton Place Seniors - 2nd Mtg	186	140	5.88%	21	05/01/39	-
Heritage Place Apartments - 2nd Mtg	530	398	1.00%	6	05/01/39	38
Vintage at Silverdale	14,880	11,160	5.73%	147	09/15/39	5,705
Elk Creek Apartments	7,423	5,567	6.24%	17	11/01/39	4,298
Vintage at Chehalis	8,190	6,143	4.65%	73	06/15/40	3,481
Falls Creek Apartments	8,418	6,314	6.08%	21	12/01/40	4,675

Total Fixed Rate Debt/ Wtd Avg	$231,094	$142,246	6.19%	$901		$114,614	10.73

Continued on next page

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY (Continued)
(In thousands, Unaudited)

	Gross Principal	WRT Share		WRT Share		WRT Share	Weighted
	Principal	Principal		Remaining		Amount	Average
	Outstanding	Outstanding		2011	Maturity	Due at	Maturity
Description	June 30, 2011	June 30, 2011	Coupon	Repayment	Date	Maturity	(in years)
Floating rate debt
Marc Realty: (1)
900-910 Skokie, Northbrook, IL (Libor +2%) (2)	5,339	2,670	2.24%	2,664	08/01/11	-
2000-60 Algonquin, Shaumburg, IL (3)					02/01/13
2205-55 Enterprise, Westchester, IL (3) (4)	11,461	5,731	4.25%	109	02/01/13	5,489
3701 Algonquin, Rolling Meadows, IL (Libor + 2.75%) (4)	10,067	5,034	4.25%	130	02/01/13	4,759
1701 East Woodfield, Shaumburg, IL (Libor + 3%) (5)	5,694	2,847	4.78%	46	09/01/15	2,564

Vintage Housing: (6) (7)
Hamilton Place Seniors	3,590	2,693	1.54%	-	07/19/15	1,607
Holly Village Apartments	7,325	5,494	1.74%	110	07/31/32	2,263
Vintage at Bremerton	6,200	4,650	1.74%	92	03/15/33	1,826
Larkin Place Apartments	4,825	3,619	1.55%	-	07/01/33	2,070
Vintage at Vancouver	7,725	5,794	1.76%	-	01/01/35	3,882
St Rose /Seven Hills Snr Apts	14,770	11,078	1.77%	176	10/15/35	4,679
Vintage at Bend	5,700	4,275	1.74%	53	12/15/36	2,395
Vintage at Mt. Vernon	8,770	6,578	1.78%	82	01/15/37	3,915
Silver Creek Apartments	13,195	9,896	1.73%	48	12/15/37	5,306
Rosecreek Senior Living	3,404	2,553	1.56%	20	12/31/37	1,181
Twin Ponds Apartments - Series A	5,515	4,136	1.57%	-	01/01/38	2,478
Vintage at Burien	6,990	5,243	1.62%	85	01/15/38	2,213
Vintage at Everett	16,815	12,611	1.74%	94	01/15/38	6,417
Vintage at Richland	7,535	5,651	1.72%	73	01/15/38	3,045
Vintage at Sequim	6,408	4,806	2.09%	22	03/01/38	2,999
Forest Creek Apartments	13,680	10,260	1.65%	98	06/15/40	6,170
Vintage at Spokane	16,295	12,221	1.66%	99	08/15/40	8,304
Total Floating Rate Debt/ Wtd Avg	$181,303	$127,839	2.01%	$4,001		$73,562	22.41

Total Joint Venture Debt/Wtd Avg	$412,697	$270,309	4.21%	4,902		188,401	16.25

(1) Libor rate for the quarter used to determine coupon on floating rate debt at June 30, 2011 was 0.19%.
(2) In July 2011 the loan balance was refinanced to $5,400 bearing interest at Libor + 2.75% and maturing in July 2016.
(3) Both the 2000-60 Algonquin and 2205-55 Enterprise properties are cross collateralized by the mortgage and bear interest at a rate of Libor + 2.75%.
(4) These loans provide for an interest rate floor of 4.25%.
(5) An interest rate swap agreement effectively converts the interest rate to a fixed rate of 4.78%
(6) SIFMA rate for the quarter used to determine coupon on floating rate debt at June 30, 2011 was 0.09%.
(7) Winthrop's (WRT) share is based on effective ownership of Vintage investment of approximately 75%.

WINTHROP REALTY TRUST
Consolidated Properties Lease Expirations Summary
(Unaudited)

		Multi-Tenant	Single-Tenant
	Year	Properties	Properties	Totals

Rental Revenue	2011	$1,315,000	$-
Square Feet Expiring		95,200	-

Rental Revenue	2012	$2,310,000	$-
Square Feet Expiring		149,100	-

Rental Revenue	2013	$2,285,000	$2,016,000
Square Feet Expiring		183,300	200,000

Rental Revenue	2014	$1,708,000	$800,000
Square Feet Expiring		97,500	56,000

Rental Revenue	2015	$1,386,000	$1,348,000
Square Feet Expiring		71,500	706,000

Rental Revenue	2016 & Thereafter	$4,920,000	$15,008,000
Square Feet Expiring		258,400	1,285,000

Rental Revenue	TOTALS	$13,924,000	$19,172,000	$33,096,000
Square Feet Expiring		855,000	2,247,000	3,102,500

Weighted Average Base Rent Per Square Foot Expiring		$16.29	$8.53	$10.67

(1) Schedule above does not include month-to-month tenants
(2) Schedule above does not include multi-family properties which generally have one-year lease terms
(3) Rental revenue reflects base rent less concessions and abatements or base rent to be billed to our existing tenants in 2011

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010

NOI from consolidated properties (1), (4)	$6,160	$5,686	$6,452	$6,479	$7,279

Less:
Interest expense	(3,296)	(3,819)	(3,597)	(3,196)	(3,207)
Depreciation and amortization	(3,312)	(3,481)	(2,916)	(2,379)	(2,371)
Income attributable to non-controlling interest	(329)	(204)	(293)	(175)	(175)

WRT share of income (loss) from consolidated properties (2), (4)	(777)	(1,818)	(354)	729	1,526

Equity in loss of equity investments (3)	2,875	(1,355)	(679)	(409)	(392)

Add:
Earnings from preferred equity investments	158	83	85	85	85
Interest and dividend income	5,094	9,672	5,381	4,948	3,590
Gain on sale of securities carried at fair value	-	-	-		78

Unrealized gain on loan securities carried at fair value	34	2,813	780	581	3,625
Unrealized gain on securities carried at fair value	-	886	1,418	2,490	-
Gain on loan securities carried at fair value	7	124	469
Interest income	443	93	45	17	40
Income from discontinued operations	90	47	163	-	-

Less:
Series B-1 Preferred interest expense	(391)	(391)	(391)	(390)	(391)
General and administrative	(2,758)	(2,524)	(2,711)	(2,300)	(1,916)
State and local tax expense	(48)	(29)	(27)	(7)	(85)
Unrealized loss on securities carried at fair value	(723)	-	-	-	(750)
Loss on sale of securities carried at fair value	-	-	(30)	(185)	-
Interest expense - other	(276)	(403)	(261)	(223)	(68)
Series C Preferred interest	(58)	(59)	(58)	(59)	(58)
Loss on discontinued operations	-	-	-	(1,528)	(766)

Net income attributable to Common Shares	$3,670	$7,139	$3,830	$3,749	$4,518

(1) See additional NOI detail on Page 14 of the supplemental package.
(2) See detail for the six months ended June 30, 2011 on Page 22 of the supplemental package.
(3) See detail for the three months ended June 30, 2011 on Page 23 of the supplemental package.
(4) See definitions for non-GAAP measures on page 29 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Funds From Operations FFO -  The NAREIT Board of Governors defines FFO as Generally Accepted Accounting Principles (“GAAP”) net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements.  FFO should not be considered as an alternative to net income as a performance indicator or cash flow as a liquidity measure. FFO may not be comparable to similar measures employed by other companies. FFO should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity.  In addition to FFO, the Company also discloses FFO before certain items that affect comparability.  Although this non-GAAP measure clearly differs from NAREIT’s definition of FFO, the Company believes it provides a meaningful presentation of operating performance

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

B-Note - A structured junior participation that is part of a first mortgage loan.

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE

Analyst	Firm	Contact Information

Joshua A. Barber	Stifel Nicolaus	(443) 224-1347 jabarber@stifel.com

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.